COMSAT CORPORATION
                     NON-EMPLOYEE DIRECTORS STOCK PLAN












           Adopted by the Board of Directors on January 15, 1988, and approved by the Shareholders on May 20, 1988






      Amendments adopted by the Board of Directors on March 16, 1990, January 15, 1993 and February 16, 1996, and approved by the Shareholders on
                May 18, 1990, May 21, 1993 and May 17, 1996







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                            COMSAT CORPORATION
                     NON-EMPLOYEE DIRECTORS STOCK PLAN
                     ---------------------------------



     1. Purpose. The purpose of the plan ("Plan") is to advance the interests of COMSAT Corporation ("Corporation") and its shareholders by encouraging increased share ownership by members of the Board of Directors ("Board") of the Corporation who are not employees of the Corporation, or any of its subsidiaries. The Plan does this by enhancing the Corporation's ability to attract and retain the services of experienced, able and knowledgeable persons to serve as directors and by providing additional incentive for such directors to make a maximum contribution to the Corporation's success through continuing and increased share ownership in the Corporation.

     2. Administration. The Plan shall be administered by the Board. In addition to its duties with respect to the Plan stated elsewhere in the Plan, the Board shall have full authority, consistent with the Plan, to interpret the Plan, to promulgate such rules and regulations with respect to the Plan as it deems desirable and to make all other determinations necessary or desirable for the administration of the Plan. All decisions, determinations and interpretations of the Board shall be binding upon all persons.

     3. Shares Covered by the Plan. Under the Plan, grants of stock options ("Options") and retainer awards ("Retainer Awards") will provide the opportunity for eligible members of the Board to acquire shares of the Corporation's common stock without par value ("Common Stock"). Shares of Common Stock which may be delivered on exercise of Options and in satisfaction of Retainer Awards may be previously issued shares reacquired by the Corporation or authorized but previously unissued shares.

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     4.   Granting of Options.
          -------------------

          (a) Eligible Directors. Each member of the Board who is not an employee of the Corporation or any of its subsidiaries ("Non-Employee Director") shall be eligible to receive Options in accordance with this
Section 4. As used herein, the term "subsidiary" means any corporation at least 40% of whose outstanding voting stock is owned, directly or indirectly, by the Corporation.

          (b) Automatic Grants. An Option to purchase 2,000 shares of Common Stock shall be granted annually at a meeting of the Board held in March (or the next succeeding meeting date if no March meeting is held), beginning in 1988, to each Non-Employee Director who was a director as of the date of the Annual Meeting of Shareholders for the prior year, provided the Non-Employee Director continues in office after the Board meeting date on which the Option is granted. Beginning in 1993, each annual Option grant shall be for 4,000 shares of Common Stock.

          (c) Option Agreement. Each Option shall be evidenced by a written instrument which shall state the terms and conditions of the grant, not inconsistent with the Plan, as the Board in its sole discretion shall determine and approve.

          (d) Option Price. The purchase price for each share of Common Stock subject to an Option shall be 100% (50% for Options granted from 1990 to 1992) of the fair market value of the Common Stock on the date the Option is granted. For this purpose, as well as other purposes under the Plan, fair market value shall be deemed to be the average of the highest and lowest selling prices of Common Stock as reported under New York Stock Exchange-Composite Transactions on the date on which the Option was granted or, if there were no sales of Common Stock on that date, then on the next preceding date on which there were sales.

          (e) Option Duration. Each Option shall expire fifteen years (ten years for Options granted in 1988 and 1989) from the

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date that it is granted,  except that in the instance  where a Non-Employee
Director dies within the 15th year following the date of grant of an Option, any unexercised portion of the Option will continue to be exercisable for one year following the date of death.

          (f) Nontransferability. An Option shall be nonassignable and nontransferable by a Non-Employee Director other than by will or the laws of descent and distribution. An Option shall be exercisable during the Non-Employee Director's lifetime only by him or his guardian.

     5.   Option Exercises.
          ----------------

          (a) Exercise Timing. Except as provided in Section 5(c) or 5(d) below, each Option shall become exercisable for 50% of the shares of Common Stock covered by the Option after the expiration of one year following the date of grant and exercisable for 100% of the shares covered by the Option after the expiration of two years following the date of grant.

          (b) Method of Exercise. Exercise of each Option granted under the Plan shall be by written notice in the form and manner determined by the Board. Each notice of exercise shall be accompanied by the full purchase price of the shares being purchased pursuant to the exercise. Such payment may be made in cash, check, shares of Common Stock valued using the fair market value as of the date of exercise or a combination thereof.

          (c) Termination of Board Service. If a Non-Employee Director granted an Option ceases to be a member of the Board, any unexercised or partially exercised Options held by such Non-Employee Director shall be exercisable in accordance with the following provisions:

               (i) if termination of Board service is due to (A) retirement from the Board upon reaching 72 years of age, (B) expiration of the Non-Employee Director's term as a Presidential appointee to the Board, (C)

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          failure to stand for  reelection  to the Board  with the  Board's consent, or (D) resignation from the Board with the Board's consent, all outstanding Options shall become fully exercisable and shall continue in force for the duration of their respective terms, or

               (ii) if termination of Board service is due to a Non-Employee Director's death, or in the event of a Non-Employee Director's death following termination of Board service for a reason provided in (i) above, all outstanding Options shall become fully exercisable and shall continue in force for one year following the date of death, or

               (iii) if termination of Board service is for any reason other than one of the reasons provided in (i) and (ii) above, all outstanding Options shall terminate immediately.

          (d) Change in Control. Each Option granted under the Plan shall immediately vest and become fully exercisable upon the occurrence of a "Change in Control" of the Corporation. For purposes of this Plan, a "Change in Control" of the Corporation shall be deemed to have occurred upon the happening of any one of the following events:

               (i) the acquisition by any individual, entity or group (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Corporation; provided, however, that the following acquisitions shall not constitute a Change in Control for purposes of this definition: (A) any acquisitions of voting securities of the Corporation by the Corporation, or (B) any

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          acquisitions  of  voting  securities  of the  Corporation  by any employee benefit or stock ownership plan or related trust sponsored or maintained by the Corporation for the benefit of its employees;

               (ii) any change in the composition of the Board such that the individuals who, as of May 17, 1996, constitute those members of the Board who have been elected by the shareholders of the Corporation in accordance with the provisions of Section 303(a) of the Communications Satellite Act of 1962, as amended (the "Incumbent Directors"), cease for any reason to constitute a majority of the Board at any time; provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election, was approved by a vote of at least three-fourths (3/4) of the then Incumbent Directors shall be considered as though such individual were an Incumbent Director;

               (iii) approval by the shareholders of the Corporation of a merger, share exchange, swap, consolidation, recapitalization or other business combination involving any other corporation or entity (a "Transaction"), the effect of which would result in the combined voting securities of the Corporation immediately prior to the effectiveness of such Transaction continuing to represent less than sixty percent (60%) of the combined voting power of the voting securities of the Corporation, or of any surviving entity of, or parent entity following, the Transaction, immediately after the effectiveness of the Transaction;

               (iv) approval by the shareholders of the Corporation of (A) a complete liquidation or dissolution of the Corporation, or (B) the sale or

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          disposition by the Corporation of all or substantially all of its assets other than to a corporation or entity with respect to which following such sale or other disposition more than eighty percent (80%) of the then combined voting power of the voting
          securities  of  such   corporation  or  entity  is,   immediately
          following such sale or disposition, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) by all or substantially all of the individuals and entities who were the beneficial owners of the voting securities of the Corporation upon or immediately before such approval; or

               (v) any event that would be required to be reported in response to Item 6(e) or any successor thereto of Schedule 14A of Regulation 14A promulgated under the Exchange Act;

     provided, however, that none of the events described in clauses (i) through (v) shall be deemed to constitute a Change in Control if, prior to the occurrence of such event, the Board adopts a resolution specifically providing that the event shall not be deemed to constitute a Change in Control for purposes of the Plan.

     6.   Granting of Retainer Awards.
          ---------------------------

          (a) Automatic Grants. A Retainer Award of 600 shares of Common Stock shall be granted annually at the first meeting of the Board following the Annual Meeting of Shareholders to each Non-Employee Director who is serving as a director at such Board meeting. Non-Employee Directors who are elected by the Board or appointed by the President of the United States to fill vacancies between Annual Meetings shall receive a prorated Retainer Award, payable at the time of election or appointment, equal to the number of shares of Common Stock determined by multiplying (i) the number of full months of service as a director between

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election or appointment and the next Annual Meeting by (ii) the number 50.

          (b) Phantom Stock Units. A Non-Employee Director may elect to defer the entire annual Retainer Award to which he or she is entitled under
Section 6(a) by filing a deferral election ("Deferral Election"), in the form and manner prescribed by the Board, by December 15 of the year immediately preceding the year in which the Retainer Award otherwise would be paid, except that a Deferral Election with respect to a prorated Retainer Award shall be filed at such time following election or appointment as the Board shall determine. If a Non-Employee Director makes a Deferral Election, 600 phantom stock units ("Phantom Stock Units") shall be credited to an account maintained for the director. Each Phantom Stock Unit shall be equivalent in value to a share of Common Stock. Upon payment of a dividend on the Corporation's Common Stock, the Non-Employee Director's account shall be credited with additional Phantom Stock Units equal to the quotient obtained by dividing (i) the amount of the dividend the Corporation would have paid to the director as if the director had been the record owner of the shares of Common Stock covered by the Phantom Stock Units in the director's account on the record date for the payment of the dividend by (ii) the fair market value of the Common Stock on the dividend payment date. Upon the Non-Employee Director's termination of Board service for any reason, the Non-Employee Director shall receive payment in shares of the Corporation's Common Stock equal to the number of whole Phantom Stock Units credited to his account, plus cash in an amount equal to the fair market value of any fractional Phantom Stock Unit interests. The Phantom Stock Units credited to the account of a Non-Employee Director shall become immediately payable, in the manner described in the preceding sentence, upon the occurrence of a Change in Control.

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     7.   Adjustment Upon Changes in Capitalization.  If there is a change in the  number or kind of  outstanding  shares of the  Corporation's  stock by
reason  of  a  stock  dividend,  stock  split,  recapitalization,   merger,
consolidation, combination or other similar event, or if there is a distribution to shareholders of the Corporation's Common Stock other than a cash dividend, appropriate adjustments shall be made by the Board to the number of shares covered by the automatic Option grants provided for in
Section 4(b) and by any outstanding Options; the purchase price for shares of Common Stock covered by outstanding Options; the number of shares covered by the automatic Retainer Award grants provided for in Section 6(a) and by any outstanding Phantom Stock Units; and other relevant provisions, to the extent that the Board, in its sole discretion, determines that such change makes such adjustments necessary or equitable.

     8. Tax Withholding. Any exercise of an Option or payment of a Retainer Award pursuant to the Plan shall be subject to withholding of income tax, FICA tax or other taxes to the extent the Corporation is required to make such withholding.

     9. Laws and Regulations. The Plan, the grant and exercise of Options, the grant and deferral of Retainer Awards, and the obligation of the Corporation to sell or deliver shares of Common Stock under the Plan shall be subject to all applicable laws, regulations and rules.

     10. Termination and Amendment of the Plan. The Board may at any time terminate the Plan or may at any time or times amend the Plan or amend any outstanding Options or Phantom Stock Units for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which at the time may be permitted by law, provided that:

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               (i) no amendment of any outstanding Options or Phantom Stock
          Units shall contain terms or conditions inconsistent with the provisions of the Plan as determined by the Board; and

               (ii) except as provided in Section 7, no such amendment shall, without the approval of the shareholders of the
          Corporation: (a) increase the number of shares of Common Stock for which each Option or Retainer Award may be granted under the Plan; (b) increase the frequency of Option or Retainer Award grants; (c) reduce the price at which Options may be granted or exercised below the price provided for in Section 4(d); (d) extend the period during which any outstanding Option may be exercised; (e) shorten the exercise timing as provided for in
          Section 5(a); (f) materially increase in any other way the benefits accruing to Non-Employee Directors; (g) expand Plan eligibility beyond Non-Employee Directors; or (h) disqualify a Non-Employee Director from being a "disinterested" administrator, as defined for the purposes of Rule 16b-3 (or any successor rule) under the Securities Exchange Act of 1934, of any other stock-based plan of the Corporation.

     11. Effective Date. The Plan shall become effective upon approval by the Board; provided, however, that the Plan shall be submitted to the shareholders of the Corporation for approval, and if not approved by the shareholders within one year from the date of approval by the Board shall be of no force and effect. Options granted under the Plan before approval of the Plan by the shareholders shall be granted subject to such approval and shall not be exercisable before such approval.

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